LIQUIDITY, GOING CONCERN AND MANAGEMENT PLANS	12 Months Ended
Dec. 31, 2021
T U R N O N G R E E N I N C [Member]
LIQUIDITY, GOING CONCERN AND MANAGEMENT PLANS

2. LIQUIDITY, GOING CONCERN AND MANAGEMENT PLANS

As of December 31, 2021, the Company had cash of $112,000 and working capital of $2.6 million. Currently, the Company is dependent on BitNile for its continued support to fund its operations, without which the Company would need to cease or curtail such operations. BitNile intends to provide TurnOnGreen such funding as may be necessary to permit the Company to fund its operations, while TurnOnGreen is a wholly owned subsidiary of BitNile.

The Company believes its current cash on hand together with funds advanced by the parent are sufficient to meet its operating and capital requirements for at least the next twelve months from the date these financial statements are issued.